STEPHENS FUNDS®

STEPHENS SMALL CAP GROWTH FUND
Class A Shares - STSGX
Class I Shares - STSIX

STEPHENS MID CAP GROWTH FUND
Class A Shares - STMGX
Class I Shares - SFMIX

Supplement dated November 28, 2011 to
Prospectus dated March 31, 2011

We wish to inform you that the Board of Trustees of Professionally Managed Portfolios has approved a plan of reorganization (the “Reorganization”) whereby the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (together, the “Stephens Funds”) will reorganize into the American Beacon Stephens Small Cap Growth Fund and the American Beacon Stephens Mid-Cap Growth Fund, respectively.  The American Beacon Stephens Small Cap Fund and the American Beacon Stephens Mid-Cap Fund are each a newly created series of the American Beacon Funds.  The American Beacon Stephens Small Cap Fund and the American Beacon Stephens Mid-Cap Fund (together, the “American Beacon Funds”) are designed to be substantially similar from an investment perspective to the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund.  The Reorganization, which is expected to be tax free to the shareholders of the Stephens Funds and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of each of the Stephens Funds for Investor Class and Institutional Class shares of the corresponding American Beacon Fund.

The Reorganization will shift investment management oversight responsibility for the Stephens Funds from Stephens Investment Management Group, LLC (“SIMG”) to American Beacon Advisors, Inc., an experienced provider of investment advisory services to institutional and retail investors.  SIMG will continue to manage the day-to-day portfolio management as the sub-adviser to the American Beacon Funds.  By engaging SIMG as a sub-adviser to the American Beacon Funds, the American Beacon Advisors will provide continuity of the portfolio management team that has been responsible for the Stephens Funds’ performance records since the inception of each of the Stephens Funds.  The portfolio managers of SIMG who are primarily responsible for the day-to-day portfolio management of each of the Stephens Funds will remain the same.

If shareholders of the Stephens Funds approve the Reorganization, the Reorganization will take effect on or about February 24, 2012.  At that time, the Class A and Class I shares of the Stephens Fund that you currently own would, in effect, be exchanged on a tax-free basis for, respectively, Investor Class shares and Institutional Class shares respectively, of the applicable American Beacon Fund with the same aggregate value, as follows:

Stephens Small Cap Growth Fund	à	American Beacon Stephens Small Cap Growth Fund
Class A shares	à	Investor Class shares
Class I shares	à	Institutional Class shares
Stephens Mid Cap Growth Fund	à	American Beacon Stephens Mid-Cap Growth Fund
Class A shares	à	Investor Class shares
Class I shares	à	Institutional Class shares

In the next few weeks, the shareholders of the Stephens Fund will receive a proxy statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.  The proxy statement/prospectus will also provide shareholders an opportunity to vote on the proposals regarding the Reorganization.

In connection with the proposed Reorganization, effective immediately, each Fund’s redemption fee has been suspended.  No redemption fee will be assessed on any redemptions made from the Stephens Funds going forward.

Please retain this Supplement with the Prospectus.